--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------


                                    FORM 8-K/A

              -----------------------------------------------------



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       September 17, 1999                                   0-23629
----------------------------------             ---------------------------------
    Date of Report (Date of                         Commission File Number
    earliest event reported)





                                 HAPPY KIDS INC.
             (Exact name of registrant as specified in its charter)



             New York                                  13-3473638
----------------------------------       ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)





                        100 West 33rd Street, Suite 1100
                            New York, New York 10001
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 695-1151
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXPLANATORY NOTE: This amendment is intended to correct sentence one of Item 5 to clarify the filing purpose.


Item 5.         Other Events.

         Merger Agreement
         ----------------

     An Agreement  and Plan of Merger,  dated as of September 17, 1999
(as amended, the "Merger Agreement"), has been entered into by and between Happy Kids, Inc. (the "Company") and HK Merger Corp. ("HK"). HK is a New York corporation newly-formed by H.I.G. Capital, LLC ("HIG") and controlled by HIG-HK Investment Inc. ("HIG-HK"), an affiliate of HIG. HK was formed solely for the purpose of consummating the Merger. As of the date hereof, HK has not owned any assets and HK will have no assets or material liabilities or obligations as of the Effective Time (as defined herein). HK's ability to consummate the Merger is dependent upon, and its obligation to do so is conditioned upon, HK having received the proceeds of certain financing arranged by HIG.


         On the same day, the Company's Board of Directors (the "Board"), in reliance upon the recommendation of its special committee of disinterested directors (the "Special Committee") and the fairness opinion given by CIBC World Markets Corp. with respect to the $12.00 per share consideration to be paid to the Company's public shareholders, approved and adopted the Merger Agreement and the transactions contemplated therein and recommended the approval and adoption of the Merger Agreement to the shareholders of the Company. On that date, the Company also issued a press release announcing the execution of the Merger Agreement (the "Press Release").

     Under the terms of the Merger Agreement, each share of common stock, par value $.01 per share, of the Company (the "Common Stock" or the "Shares") held by public shareholders of the Company will be converted into the right to receive $12.00 per share in cash without interest. Messrs. Jack M. Benun, President, Chief Executive Officer and Chairman, Mark J. Benun, Executive Vice President and Secretary and Director, and Isaac Levy, Vice President and Director of the Company, respectively (collectively, the "Management Shareholders"), who collectively hold 74.69% of the Company's outstanding Shares, will receive $7.164 per share in cash (the "Management Cash Price") for 6,874,652 Shares for aggregate cash consideration of $49.25 million. The remaining Shares held by the Management Shareholders (an aggregate of 875,348 Shares) will be converted into shares of common stock, par value $.01 per share, of the Surviving Corporation (the "Surviving Corporation Stock") representing a 23.61% equity interest in the Surviving Corporation. Each share of common stock, par value $.01 per share, of HK will be converted into one share of Surviving Corporation Stock. HIG has committed, through the purchase of common stock of HK, to contribute $20.3 million in equity capital to the Surviving Corporation. Surviving Corporation will pay the Company's four-year 5.7% promissory notes in an aggregate principal amount of approximately $5.57 million, issued to the Management Shareholders in connection with the termination of the Company's S Corporation status. The Company has also executed certain employment agreements by and between itself and each of the Management Shareholders.

         Immediately prior to the Effective Time (as defined below) of the Merger, each holder of a Company stock option to purchase the Common Stock will be entitled to receive a cash payment equal to the product of (i) the total number of Shares exercisable pursuant to the holder's stock option (except for non-employee holders of a stock option, in which case this number will be the total number of Shares subject to such option regardless of whether or not such stock option is fully exercisable as of closing) and (ii) the excess of the Merger Consideration over the exercise price per Share subject to such stock option. The surrender of a stock option for payment will release all of such holder's rights in the stock option. All non-exercisable stock options will be assumed by the Surviving Corporation.

         No Solicitation
         ---------------

         Prior to October 15, 1999, the Company, its affiliates and representatives may (i) directly or indirectly solicit, initiate, or encourage, or take any action to facilitate inquiries from any person that may constitute or reasonably expect to lead to an acquisition, merger, consolidation or other similar transaction with the Company or its subsidiaries (collectively, "Acquisition Proposals"), (ii) enter into, maintain discussions with any person in furtherance to obtain an Acquisition Proposal,
(iii) agree or endorse any Acquisition Proposal, (iv) enter into any agreement, arrangement or understanding to terminate the consummation of the Merger or (v) authorize or permit any representative to take any such action. After October
15, 1999, the Company, its affiliates and representatives, may not take any actions stated in (i) through (v) above; provided however, that nothing in the Merger Agreement will prohibit the Company's Board from (a) engaging in negotiations or discussions with any person that makes an unsolicited proposal to the extent that the Company's Board or Special Committee determined in good faith that it has a fiduciary obligation to engage in such negotiations or discussions, (b) withdrawing or modifying its recommendation to the shareholders on the approval and adoption of the Merger Agreement to the extent that the Company's Board determined in good faith that it has a fiduciary obligation to do so and (c) disclosing to the Company's shareholders a position contemplated by Rules 14d-9 and 14e-2 of the Exchange Act or by rules of any self- regulating securities exchange, market or other body.

         Indemnification
         ---------------

         Pursuant to the Merger Agreement, the Company and, from and after filing a certificate of merger with the New York Department of State pursuant to the New York Business Corporations Law ( the "Effective Time"), the Surviving Corporation will indemnify, defend and hold harmless the present and former officers, directors, employees and agents of the Company and its subsidiaries against all losses, damages, expenses and fines arising out of or relating to matters occurring at or prior to the Effective Time. See also Item 5. of this Current Report on Form 8-K -- the "Support Agreement."

         Termination
         -----------

         The Merger Agreement may be terminated at any time prior to the Effective Time upon the occurrence of certain events or if the Merger is not consummated by February 15, 2000. In the event that the Merger Agreement is terminated due to the material breach of the agreement by HK, which breach remains uncured twenty days after written notice to HK, or if the Merger Agreement is terminated due to the failure of the transactions contemplated thereby to be consummated on or before February 15, 2000 and such termination is based at least in part upon a material breach of the Merger Agreement by HK, then the Company shall be entitled to reimbursement from HK of all reasonable out-of-pocket expenses and fees incurred by the Company prior to the termination of the Merger Agreement in connection with the transactions contemplated thereby. In the event that the Merger Agreement is terminated (i) due to the material breach of the agreement by the Company, (ii) due to the failure of the transactions contemplated by the Merger Agreement to be consummated on or before February 15, 2000 based at least in part upon a material breach of the Merger Agreement by the Company or (iii) under certain circumstances generally related to the presence of an Acquisition Proposal, or withdrawal by the Board or modification in a manner adverse to HK of its approval or recommendation of the Merger Agreement or the Merger, the Company may be obligated to pay to HK a fee of $4.0 million, without additional reimbursement for fees and expenses. The commitment letters for certain financing arranged by HIG terminate on December 15, 1999.

         Support Agreement
         -----------------

         Each of the Management Shareholders has entered into the Support Agreement with HK, pursuant to which they have each agreed to vote their respective shares of Common Stock (including shares issuable upon exercise of Options prior to the Effective Time) in favor of the Merger Agreement and the transactions contemplated thereby at a special meeting or any adjournment thereof.

         Until the Merger is consummated or the Merger Agreement is terminated in accordance with its terms, such shareholders agree they will not sell, transfer, pledge, assign or otherwise dispose of their shares to any person other than HK or its designee, will not enter into any other contract, option or other arrangement or understanding with respect to their shares or take any other action that would in any way restrict, limit or interfere with the performance of their obligations under the Support Agreement dated as of September 17, 1999 (the "Support Agreement") or otherwise with respect to the Merger. The obligations of the Management Shareholders to vote in favor of the Merger Agreement and the related proxy granted under the Support Agreement terminate upon the consummation of the transactions contemplated by the Merger Agreement or termination of the Merger Agreement in accordance with its terms. However, if the Merger Agreement is terminated for any reason that results in the payment of a termination fee by the Company to HK, then pursuant to the terms of the Support Agreement, the Management Shareholders will be jointly and severally liable to HK for a management termination fee of $1.5 million. If, within twelve months following any termination for which a management termination fee has been paid by the Management Shareholders, any member of the Management Shareholders sells all or any portion of Common Stock held by him to any person other than HK or an affiliate of HK, then the Management Shareholders shall be jointly and severally liable to HK for the payment of a fee equal to the product of (i) 90% multiplied by (ii) the aggregate number of shares of Common Stock sold by members of the Management Shareholders in such transaction multiplied by (iii) the excess of (a) the price per share to be received plus any other consideration to be received by members of the Management Shareholders over (b) $7.164. As of September 17, 1999, the parties to the Support Agreement owned 7,750,000 shares of Common Stock, or 74.69% of the outstanding Common Stock.

         Shareholders Agreement
         ----------------------

         The  Shareholders  Agreement  dated  as of  September  17,  1999,  (the
"Shareholders Agreement") by and among the Company, HIG-HK Investment Inc. ("HIG-HK"), the Management Investors (as defined therein) and the New Shareholders (as defined therein) provides that from and after the Effective Time each party thereto shall vote his or its shares of Surviving Corporation Common Stock (and any other voting securities of the Surviving Corporation over which he or it has voting control) and shall take all other necessary or desirable action within his or its control to insure that (a) the authorized number of directors of the Surviving Corporation shall be the number determined by the Investor, (b) each of the five representatives designated by HIG-HK (the "Investment Directors") and each of the four representatives designated by the Management Shareholders (the "Management Directors") shall be elected to the Board of Directors of the Surviving Corporation, (c) no Investment Director shall be removed, except upon the written request of HIG-HK, (d) no Management Director shall be removed, except upon the written request of a majority of the Management Directors (other than the director to be removed), (e) any Management Director who ceases to be an employee of the Surviving Corporation shall be removed as a director, unless such director was terminated "without cause" or resigned for "good reason" and such director holds a minimum of five percent (5%) of the outstanding Surviving Corporation Common Stock, and (f) in the event that any Investment Director or Management Director ceases to serve as a member of the Board of Directors during his term of office, the resulting vacancy shall be filled by a representative designated by the vote of a majority of the shares controlled by HIG-HK (the "Investor Shares") or a majority of the shares controlled by the Management Shareholders (the "Executive Shares"), as applicable, provided that if a Management Director ceases to serve as a result of his termination with "cause" or resignation without "good reason" then the resulting vacancy shall be filled by the vote of a majority of the Investor Shares.

         In addition, the terms of the Shareholders Agreement prohibit each holder of Executive Shares from selling, transferring, assigning, pledging or otherwise disposing of ("transferring") any interest in his shares without the prior written consent of HIG-HK, except that no prior written consent will be required in the event of (i) a public sale (a) pursuant to an offering registered under the Securities Act or (b) through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act of 1933, (ii) a sale (upon approval by the Board of Directors and by holders of a majority of the then outstanding Surviving Corporation Common Stock) of all or substantially all of the Surviving Corporation's capital stock (whether by merger, consolidation, recapitalization, reorganization or other business combination) to any independent third party or group of third parties or (iii) a transfer of shares pursuant to the laws of descent and distribution or to the spouse and/or descendants of the holder, or a trust for the benefit of any of them; provided that any transferee pursuant to the clause (iii) above shall be subject to the same restrictions set forth above. Holders of Investor Shares must provide notice to the Surviving Corporation and holders of Executive Shares at least 30 days prior to transferring Investor Shares to any person (other than an affiliate of HIG-HK). Such notice must (i) specify in reasonable detail the identity of the proposed transferee and the terms and conditions of the transfer and (ii) provide the opportunity for holders of Executive Shares to participate on a pro rata basis in the proposed sale, at the same price and on the same terms. Each holder of Investor Shares is obligated to use reasonable efforts to obtain the agreement of the proposed transferee to the participation of the other shareholders and will not transfer any of the Investor Shares unless (A) the proposed transferee agrees to allow the participation of such other shareholders or (B) the holder of Investor Shares purchases the number of shares of such class of Surviving Corporation capital stock from the other shareholder which the other shareholders would have been entitled to sell in a participation. Any transfer or purported transfer by any holder of Executive Shares or Investor Shares of any shares of capital stock of the Company in violation of the Shareholders Agreement shall be void ab initio and shall no longer be in force and effect.

         Upon termination of the employment of any member of the Management Shareholders or his resignation (other than termination without cause or resignation with good reason) all shares of Surviving Corporation Common Stock issued or issuable to him shall be subject to repurchase by HIG-HK (including any shares of Surviving Corporation Common Stock held by his transferees), at a price per share equal to $7.164 per share, except that in the event of his death or disability, such shares may be transferred to the remaining members of the Management Shareholders provided that if such shares are not transferred within 60 days of the death or disability of the holder, such shares shall be subject to repurchase by HIG-HK. All shares eligible for repurchase by HIG-HK that are not repurchased shall be subject to repurchase by the Surviving Corporation.

         Prior to consummation of an initial public offering, if the Surviving Corporation (the "Board of Directors") Board of Directors determines to sell all or substantially all of the Surviving Corporation's assets or outstanding capital stock (a "Sale"), the holders of Executive Shares will be given the opportunity to participate in the sale process, to the extent such participation does not materially impede the process, and will have the opportunity to make an offer to the Board of Directors to purchase such assets or capital stock if they so desire. If the Board of Directors and the holders of a majority of the outstanding shares of Surviving Corporation Common Stock approve a Sale to an independent third party or group of independent third parties, then all parties to the Shareholders Agreement will consent to and raise no objection to such Sale, will waive all dissenter's rights, appraisal rights or similar rights in connection with such Sale (if the sale is structured as a merger or consolidation) and will agree to sell all of their respective shares and rights to acquire shares in a sale of stock on the terms and conditions approved by the Board and a majority of the outstanding shares of Surviving Corporation Common Stock.


Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits.

         (a)      not applicable

         (b)      not applicable

         (c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                  2.1 Agreement and Plan of Merger, dated as of September 17, 1999, by and between HK Merger Corp. and Happy Kids Inc.

                   99.1 Support Agreement, dated as of September 17, 1999, among HK Merger Corp., and the persons listed on Schedule A thereto.

                  99.2 Shareholders Agreement, dated as of September 17, 1999, by and among Happy Kids Inc., HIG-HK Investment, Inc., each of the persons listed in
                           Schedule I thereto and each other person set forth from time to time in Schedule I thereto.

                  99.3     Press Release of Happy Kids Inc., dated September 17,
                           1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 4, 1999                           HAPPY KIDS INC.



                                                By: /s/ Jack M. Benun
                                                    ----------------------
                                                    Name: Jack M. Benun
                                                    Title:  President

                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
------            -----------

2.1               Agreement and Plan of Merger,  dated as of September 17, 1999,
                  by  and   between  HK  Merger   Corp.   and  Happy  Kids  Inc.

99.1 Support Agreement, dated as of September 17, 1999, among HK Merger Corp., and the persons listed on Schedule A thereto.

99.2 Shareholders Agreement, dated as of September 17, 1999, by and among Happy Kids Inc., HIG-HK Investment, Inc., each of the persons listed in Schedule I thereto and each other person set forth from time to time in Schedule I thereto.

99.3              Press  Release of Happy Kids Inc.,  dated  September 17, 1999.